As filed with the Securities and Exchange Commission on September 5, 2002

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]                           Check the appropriate box:
Filed by a Party other than the Registrant [ ]        [ ] Preliminary Proxy Statement
                                                      [X] Definitive Proxy Statement
                                                      [ ] Definitive Additional Materials
                                                      [ ] Soliciting Material Pursuant to
                                                      Rule 14a-11(c) or Rule 14a-12


                             ROYCE VALUE TRUST, INC.
                       -----------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                  SAME AS ABOVE
                       -----------------------------------
                     (NAME OF PERSON FILING PROXY STATEMENT)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:
     --------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
     --------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1 (Set forth the amount on which the filing fee is calculated and state how it was determined.)
     --------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
     --------------------------------------------------------
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1) Amount Previously Paid:
     --------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
     --------------------------------------------------------
     (3) Filing Party:
     --------------------------------------------------------
     (4) Date Filed:
     --------------------------------------------


NY1 5238966v8

                             ROYCE VALUE TRUST, INC.

                           1414 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10019

                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               ------------------

                        TO BE HELD ON SEPTEMBER 30, 2002

To the Stockholders of:

ROYCE VALUE TRUST, INC.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of ROYCE VALUE TRUST, INC. (the "Fund") will be held at the offices of the Fund, 1414 Avenue of the Americas, New York, New York 10019 on Monday, September 30, 2002, at 12:00 p.m. (Eastern time), for the following purposes:

     1. To elect a Board of eight Directors of the Fund, to hold office until the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified or until their earlier resignation or removal:

         (i) six Directors to be elected by the holders of the Fund's Common Stock, its 7.80% Cumulative Preferred Stock and its 7.30% Tax-Advantaged Cumulative Preferred Stock (the two series of Cumulative Preferred Stock together will be referred to as the "Preferred Stock"), voting together as a single class, and

         (ii) two Directors to be elected only by the holders of the Fund's Preferred Stock voting as a separate class; and

     2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors of the Fund has set the close of business on August 26, 2002 as the record date for determining those stockholders entitled to vote at the Meeting or any adjournment thereof, and only holders of record at the close of business on that day will be entitled to vote.

     A complete list of the stockholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Fund for any purpose relevant to the Meeting during ordinary business hours from and after September 16, 2002, at the office of the Fund, 1414 Avenue of the Americas, New York, New York.

                                    IMPORTANT

     TO SAVE THE FUND THE EXPENSE OF ADDITIONAL PROXY SOLICITATION, PLEASE MARK YOUR INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT AND RETURN IT IN THE ENCLOSED ENVELOPE (WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES), EVEN IF YOU EXPECT TO BE PRESENT AT THE MEETING. The accompanying Proxy is solicited on behalf of the Board of Directors, is revocable and will not affect your right to vote in person in the event that you attend the Meeting.

                                    By order of the Board of Directors,

                                    John E. Denneen
                                    Secretary






     August 30, 2002

                                 PROXY STATEMENT

                             ROYCE VALUE TRUST, INC.
                           1414 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10019

                         ANNUAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 30, 2002

                                  INTRODUCTION

     The enclosed Proxy is solicited on behalf of the Board of Directors for use at the Annual Meeting of Stockholders (the "Meeting") of Royce Value Trust, Inc. (the "Fund"), to be held at the offices of the Fund, 1414 Avenue of the Americas, New York, New York 10019, on Monday, September 30, 2002, at 12:00 p.m. (Eastern time) and at any adjournments thereof. The approximate mailing date of this Proxy Statement is September 4, 2002.

     All properly executed Proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, Proxies will be voted "FOR" the election of the Director nominees of the Fund.

     You may revoke your Proxy at any time before it is exercised by sending written instructions to the Secretary of the Fund at the Fund's address indicated above or by filing a new Proxy with a later date, and any stockholder attending the Meeting may vote in person, whether or not he or she has previously filed a Proxy.

     The Board of Directors of the Fund has set the close of business on August 26, 2002 as the record date (the "Record Date") for determining those stockholders entitled to vote at the Meeting or any adjournment thereof, and only holders of record at the close of business on that day will be entitled to vote. Stockholders on the Record Date will be entitled to one vote for each outstanding share of Common Stock, 7.80% Cumulative Preferred Stock and 7.30% Tax-Advantaged Cumulative Preferred Stock (the two series of Cumulative Preferred Stock together will be referred to as the "Preferred Stock" and, together with the Common Stock, "Stock" or "shares") held (proportional voting rights for fractional shares held), with no shares having cumulative voting rights.

     As of the Record Date, there were 40,996,623 shares of Common Stock and 6,400,000 shares of Preferred Stock of the Fund outstanding. The following persons were known to the Fund to be beneficial owners or owners of record of 5% or more of its outstanding shares of Common Stock or Preferred Stock as of the Record Date:

                              CLASS/SERIES        AMOUNT AND        PERCENT OF
NAME AND ADDRESS OF OWNER       OF STOCK     NATURE OF OWNERSHIP   CLASS/SERIES
-------------------------       --------     -------------------   ------------
Cede & Co.*                      Common       39,249,422 shares--     95.7%
Depository Trust Company                      Record*
P.O. Box #20                7.80% Preferred   2,381,516 shares--      99.2%
Bowling Green Station                         Record*
New York, NY 10028          7.30% Preferred   3,973,762 shares--      99.3%
                                              Record*
---------
 *Shares held by brokerage firms, banks and other financial intermediaries on behalf of beneficial owners are registered in the name of Cede & Co.

     The Board of Directors knows of no business other than that stated in Proposal 1 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented at the Meeting or any adjournment thereof, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their best judgment.

                   SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

-------------------------- ------------------------ ----------------------------
 PROPOSAL                     COMMON STOCKHOLDERS     PREFERRED STOCKHOLDERS
-------------------------- ------------------------ ----------------------------
 ELECTION OF DIRECTORS      Common and Preferred     Preferred
                            Stockholders, voting     Stockholders, voting
                            together as a single     as a separate class,
                            class, elect six         elect two additional
                            Directors                Directors

-------------------------- ------------------------ ----------------------------

                        PROPOSAL 1: ELECTION OF DIRECTORS

     At the Meeting, the Board of Directors of the Fund will be elected to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified or until their earlier resignation or removal. The holders of both Common Stock and Preferred Stock, voting together as a single class, are entitled to elect six directors. The holders of Preferred Stock, voting as a separate class, are entitled to elect the remaining two directors. The Board of Directors has nominated the following six persons to continue as Directors of the Fund, to be elected by holders of both Common Stock and Preferred Stock: Charles M. Royce, Donald R. Dwight, Mark R. Fetting, Richard M. Galkin, Stephen L. Isaacs and G. Peter O'Brien. The Board of Directors has nominated the following two persons to continue as Directors of the Fund, to be elected by holders of the Preferred Stock: William L. Koke and David L. Meister. Each of these persons has agreed to serve if elected, and the Fund's management has no reason to believe that any of them will be unavailable for service as a Director. However, if any of them become unwilling or unable to serve, the persons named in the accompanying Proxy will vote for the election of such other persons, if any, as the Board of Directors may nominate.

     Certain biographical and other information concerning the nominees who are "interested persons" as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of the Fund, including their designated classes, is set forth below.


                                                        TERM OF
                                                        OFFICE                 NUMBER
                                                         AND                  OF ROYCE        OTHER
NAME, ADDRESS* AND                   POSITIONS          LENGTH      TO BE       FUNDS'        PUBLIC
PRINCIPAL OCCUPATIONS                   WITH            OF TIME    ELECTED   PORTFOLIOS       COMPANY
DURING PAST FIVE YEARS**        AGE   THE FUND          SERVED       BY       OVERSEEN     DIRECTORSHIPS
----------------------          ---  ---------         --------    -------    --------     -------------

Charles M. Royce***              62   Director,          1986      Common         17            None
  President, manager/director        President[dagger]               and
  of Royce & Associates, LLC            and                       Preferred
  and its predecessor, Royce         Treasurer[dagger]
  & Associates, Inc.
  (collectively, "R&A"), the
  Fund's investment adviser;
  Director, President and
  Treasurer of the Fund, Royce
  Micro-Cap Trust, Inc.
  ("OTCM") and Royce Focus
  Trust, Inc. ("RFT"),
  closed-end diversified
  management investment
  companies of which R&A is the
  investment adviser; Trustee,
  President and Treasurer of
  The Royce Fund ("TRF") and
  Royce Capital Fund ("RCF"),
  open-end diversified
  management investment
  companies of which R&A is the
  investment adviser (the
  Fund, OTCM, RFT, TRF and RCF
  collectively, "The Royce
  Funds"); Secretary and sole
  director of Royce Fund
  Services, Inc. ("RFS"), a
  wholly-owned subsidiary
  of R & A; and managing general
  partner of Royce Management
  Company ("RMC"), the general
  partner of various private
  investment limited partnerships
  (until October 2001).


                                                   TERM OF
                                                   OFFICE                 NUMBER
                                                     AND                 OF ROYCE        OTHER
NAME, ADDRESS* AND                   POSITIONS     LENGTH      TO BE       FUNDS'        PUBLIC
PRINCIPAL OCCUPATIONS                   WITH       OF TIME    ELECTED   PORTFOLIOS       COMPANY
DURING PAST FIVE YEARS**        AGE   THE FUND     SERVED       BY       OVERSEEN     DIRECTORSHIPS
----------------------          ---  ---------    --------    -------    --------     -------------

Mark R. Fetting***              47    Director      2001      Common        17         Director of
   Executive Vice President                                     and                    registered
   of Legg Mason, Inc. ("Legg                                Preferred                 investment
   Mason"); Director of R & A;                                                          companies
   and Division President and                                                          constituting
   Senior Officer, Prudential                                                           four Legg
   Financial Group, Inc. and                                                           Mason Funds
   related companies,
   including Fund Boards and
   consulting services to
   subsidiary companies (from
   1991 to 2000).
   Mr. Fetting's prior
   business experience
   includes having served as
   Partner, Greenwich
   Associates, and Vice
   President, T. Rowe Price
   Group, Inc.

----------------
   *Mr. Royce's  address is c/o Royce & Associates,  LLC, 1414 Avenue of the
    Americas, New York, New York 10019. Mr. Fetting's address is c/o Legg Mason, Inc., 100 Light Street, Baltimore, Maryland 21202.

  **Each of the nominees is also a director/trustee of certain other investment companies for which R&A acts as an investment adviser.

***"Interested person," as defined in the Investment Company Act, of the Fund.
   [dagger] Elected by and serves at the pleasure of the Board of Directors.

     Certain biographical and other information concerning the nominees who are not "interested persons," as defined in the Investment Company Act, of the Fund, including their designated classes, is set forth below.

                                                    TERM OF
                                                   OFFICE                 NUMBER
                                                     AND                 OF ROYCE        OTHER
NAME, ADDRESS* AND                   POSITIONS     LENGTH      TO BE       FUNDS'        PUBLIC
PRINCIPAL OCCUPATIONS                   WITH       OF TIME    ELECTED   PORTFOLIOS       COMPANY
DURING PAST FIVE YEARS**        AGE   THE FUND     SERVED       BY       OVERSEEN     DIRECTORSHIPS
----------------------          ---  ---------    --------    -------    --------     -------------

 Donald R. Dwight               71    Director      1998      Common        17          Trustee
    President of Dwight                                         and                      of the
    Partners, Inc., corporate                                Preferred                 registered
    communications                                                                     investment
    consultants; and Chairman                                                           companies
    (from 1982 until March                                                            constituting
    1998) of Newspapers of                                                            the 94 Eaton
    New England, Inc.                                                                  Vance Funds
    Mr. Dwight's prior
    experience includes
    having served as
    Lieutenant Governor of
    the Commonwealth of
    Massachusetts and as
    President and Publisher
    of Minneapolis Star and
    Tribune Company.

 Richard M. Galkin              64   Director       1986      Common        17           None
    Private investor;                                           and
    Mr. Galkin's prior                                       Preferred
    business experience
    includes having served as
    President of Richard M.
    Galkin Associates, Inc.,
    telecommunications
    consultants, President of
    Manhattan Cable
    Television (a subsidiary
    of Time Inc.), President
    of Haverhills Inc.
    (another Time Inc.
    subsidiary), President of
    Rhode Island Cable
    Television and Senior
    Vice President of
    Satellite Television
    Corp. (a subsidiary of
    Comsat).

                                                    TERM OF
                                                   OFFICE                 NUMBER
                                                     AND                 OF ROYCE        OTHER
NAME, ADDRESS* AND                   POSITIONS     LENGTH      TO BE       FUNDS'        PUBLIC
PRINCIPAL OCCUPATIONS                   WITH       OF TIME    ELECTED   PORTFOLIOS       COMPANY
DURING PAST FIVE YEARS**        AGE   THE FUND     SERVED       BY       OVERSEEN     DIRECTORSHIPS
----------------------          ---  ---------    --------    -------    --------     -------------

 Stephen L. Isaacs              62    Director      1986      Common        17            None
    President of The Center                                     and
    for Health and Social                                    Preferred
    Policy (since September
    1996); Attorney and
    President of Health
    Policy Associates, Inc.,
    consultants. Mr. Isaacs'
    prior experience includes
    having served as Director
    of Columbia University
    Development Law and
    Policy Program and
    Professor at Columbia
    University.

 William L. Koke                67    Director      2001     Preferred      17            None
    Financial planner with                                     only
    Shoreline Financial
    Consultants. Mr. Koke's
    prior business experience
    includes having served as
    Director of Financial
    Relations of SONAT, Inc.,
    Treasurer of Ward Foods,
    Inc. and President of
    CFC, Inc.

 David L. Meister               62    Director      1986     Preferred      17            None
    Chairman and Chief                                         only
    Executive Officer of The
    Tennis Channel (since
    June 2000); and Chief
    Executive Officer of
    Seniorlife.com (from
    December 1999 to May
    2000). Mr. Meister's
    prior business experience
    includes having served as
    a consultant to the
    communications industry,
    President of Financial
    News Network, Senior Vice
    President of HBO,
    President of Time-Life
    Films and Head of
    Broadcasting for Major
    League Baseball.

                                                    TERM OF
                                                   OFFICE                 NUMBER
                                                     AND                 OF ROYCE        OTHER
NAME, ADDRESS* AND                   POSITIONS     LENGTH      TO BE       FUNDS'        PUBLIC
PRINCIPAL OCCUPATIONS                   WITH       OF TIME    ELECTED   PORTFOLIOS       COMPANY
DURING PAST FIVE YEARS**        AGE   THE FUND     SERVED       BY       OVERSEEN     DIRECTORSHIPS
----------------------          ---  ---------    --------   ---------   --------     -------------
 G. Peter O'Brien               56    Director      2001      Common        17          Director/
    Trustee of Colgate                                          and                    Trustee of
    University, Director of                                  Preferred                 registered
    Pinnacle Holdings, Inc.,                                                           investment
    President of Hill House,                                                            companies
    Inc. and Managing                                                                 constituting
    Director/Equity Capital                                                             18 Legg
    Markets Group of Merrill                                                             Mason
    Lynch & Co. (from 1971 to                                                            Funds;
    1999).                                                                            Director of
                                                                                      Renaissance
                                                                                        Capital
                                                                                       Greenwich
                                                                                         Fund.

----------------
 * Messrs. Dwight, Galkin, Isaacs, Koke, Meister and O'Brien's address is c/o Royce & Associates, LLC, 1414 Avenue of the Americas, New York, New York 10019.

** Each of the above nominees is a director/trustee of certain other investment companies for which R&A acts as an investment adviser, is a member of the Fund's audit committee and will continue as a member of the Fund's Audit Committee if re-elected a Director.

AUDIT COMMITTEE REPORT
     The Board of Directors has a standing Audit Committee (the "Audit Committee"), which consists of the Directors who are not "interested persons" of the Fund (the "Independent Directors") within the meaning of Section 2(a)(19) of the Investment Company Act and who are "independent" as defined in the listing standards of the New York Stock Exchange. The current members of the Audit Committee are Donald R. Dwight, Richard M. Galkin, Stephen L. Isaacs, William L. Koke, David L. Meister and G. Peter O'Brien. Mr. Galkin serves as Chairman of the Committee. Although the Board of Directors does not have a standing compensation committee or a nominating committee, the Independent Directors review and nominate candidates to serve as Independent Directors. The Independent Directors generally will not consider nominees recommended by stockholders of the Fund.

     The principal purposes of the Audit Committee are to: (i) recommend to the Board of Directors the selection, retention or termination of the Fund's independent auditors; (ii) review with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discuss with the independent auditors certain matters relating to the Fund's financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) to review on a periodic basis a formal written statement from the independent auditors with respect to their independence, discuss with the independent auditors any relationships or services disclosed in the statement that may impact their objectivity and independence and recommend that the Board of Directors take appropriate action in response to this statement to satisfy itself of the independent auditors' independence; and (v) consider the comments of the independent auditors and management's responses thereto with respect to the quality and adequacy of the Fund's accounting and financial reporting policies and practices and internal controls.

     The Board of Directors has adopted an Audit Committee Charter for the Fund. The Audit Committee also has (i) received written disclosures and the letter required by Independence Standards Board Standard No. 1 from Tait, Weller & Baker ("TW&B"), independent auditors for the Fund, and (ii) discussed certain matters required to be discussed by Statements on Auditing Standards No. 61 with TW&B. The Audit Committee has considered whether the provision of non-audit services by the Fund's independent auditors is compatible with maintaining their independence.

     At its meeting held on February 20, 2002, the Audit Committee reviewed and discussed the audit of the Fund's financial statements as of December 31, 2001 and for the fiscal year then ended with Fund management and TW&B. Had any material concerns arisen during the course of the audit and the preparation of the audited financial statements mailed to stockholders and included in the Fund's 2001 Annual Report to Stockholders, the Audit Committee would have been notified by Fund management or TW&B. The Audit Committee received no such notifications. At the same meeting, the Audit Committee recommended to the Board of Directors that the Fund's audited financial statements be included in the Fund's 2001 Annual Report to Stockholders.

COMMITTEE AND BOARD OF DIRECTORS MEETINGS
     During the year ended December 31, 2001, the Board of Directors held seven meetings and the Audit Committee held three meetings. Each Director then in office attended 75% or more of the total number of meetings of the Board of Directors held during that year. Each member of the Audit Committee attended more than 75% of the total number of meetings of the Audit Committee held during the period for which he served, except for Stephen L. Isaacs who attended two of the three Audit Committee meetings held during 2001.

COMPENSATION OF DIRECTORS AND AFFILIATED PERSONS
     Each Independent Director receives a base fee of $10,000 per year plus $1,000 for each meeting of the Board of Directors attended. No Director received remuneration for services as a Director for the year ended December 31, 2001 in addition to or in lieu of this standard arrangement.

     Set forth below is the aggregate compensation paid by the Fund and the total compensation paid by The Royce Funds to each Independent Director and affiliated person of the Fund for the year ended December 31, 2001.

                                       PENSION OR                      TOTAL
                                       RETIREMENT                  COMPENSATION
                                        BENEFITS     ESTIMATED     FROM THE FUND
                                         ACCRUED       ANNUAL        AND OTHER
                         AGGREGATE       AS PART      BENEFITS      ROYCE FUNDS
                       COMPENSATION      OF FUND        UPON          PAID TO
NAME                   FROM THE FUND    EXPENSES     RETIREMENT      DIRECTORS
----                   -------------    --------     ----------      ---------
Donald R. Dwight,
   Director (1)           $15,000         None          None          $63,750
Richard M. Galkin,
  Director (2)             15,000         None          None           63,750
Stephen L. Isaacs,
   Director                15,000         None          None           63,750
William L. Koke,
  Director (3)              7,592         None          None           51,898
David L. Meister,
  Director                 15,000         None          None           63,750
G. Peter O'Brien,
   Director (4)             3,500         None          None           14,975
John D. Diederich,
   Vice President (5)      94,224        $3,457         None      Not applicable
----------------
(1) Includes $2,250 from the Fund ($9,338 from the Fund and other Royce Funds) deferred during 2001 at the election of Mr. Dwight under The Royce Funds' Deferred Compensation Plan for trustees/directors.

(2) Includes $15,000 from the Fund ($62,250 from the Fund and other Royce Funds) deferred during 2001 at the election of Mr. Galkin under The Royce Funds' Deferred Compensation Plan for trustees/directors.

(3) Mr. Koke was elected a Director of the Fund on July 16, 2001.

(4) Mr. O'Brien was elected a Director of the Fund on September 14, 2001.

(5) Mr. Diederich resigned as a Director of the Fund on July 11, 2001. The amounts shown represent compensation paid to and benefits accrued by Mr. Diederich as an employee of the Fund and not for his services as Director.

OFFICERS OF THE FUND
     Officers of the Fund are elected each year by the Fund's Board of Directors. The following sets forth information concerning the Fund's officers:

NAME, ADDRESS* AND PRINCIPAL                                        OFFICER OF
OCCUPATIONS DURING PAST FIVE YEARS           AGE       OFFICE**     FUND SINCE
----------------------------------           ---       ------       ----------

Charles M. Royce                             62       President        1986
  President, manager/director and                        and
  Chief Investment Officer of R&A,                    Treasurer
  the Fund's investment adviser;
  Director, President and
  Treasurer of the Fund, OTCM and
  RFT, closed-end diversified
  management investment companies
  of which R&A is the investment
  adviser; Trustee, President and
  Treasurer of TRF and RCF,
  open-end diversified management
  investment companies of which
  R&A is the investment adviser;
  Secretary and sole director of
  RFS, a wholly-owned subsidiary
  of R & A; and managing general
  partner of RMC, the general
  partner of various private
  investment limited partnerships
  (until October 2001).

John D. Diederich                            51         Vice           1997
  Manager/director, Chief                             President
  Operating Officer (since October
  2001), Chief Financial Officer
  (since March 2002) and Managing
  Director of R & A; Vice President
  of the Fund, OTCM, RFT, TRF and
  RCF; Director of Administration
  of The Royce Funds; and
  President of RFS.

Jack E. Fockler, Jr.                         43         Vice           1995
  Director of Marketing, Managing                     President
  Director and Vice President of
  R & A; Vice President of the Fund,
  OTCM, RFT, TRF and RCF; and Vice
  President of RFS.

W. Whitney George                            44         Vice           1995
  Senior Portfolio Manager,                           President
  Managing Director and Vice
  President of R & A; Vice President
  of the Fund, OTCM, RFT, TRF and
  RCF.

NAME, ADDRESS* AND PRINCIPAL                                        OFFICER OF
OCCUPATIONS DURING PAST FIVE YEARS           AGE       OFFICE**     FUND SINCE
----------------------------------           ---       ------       ----------

Daniel A. O'Byrne                            40         Vice           1994
  Director of Administration,                         President
  Principal and Vice President of
  R & A; Vice President of the Fund,
  OTCM, RFT, TRF and RCF.

John E. Denneen                              35       Secretary     April 2002
  Deputy General Counsel,                                          and 1996-2001
  Principal, Chief Compliance
  Officer and Secretary of R&A
  (since March 2002); Secretary of
  the Fund, OTCM, RFT, TRF and RCF
  (1996-2001 and since April 2002);
  Associate General Counsel, Principal
  and Chief Compliance Officer of R&A
  (1996-2001) and Principal of Credit
  Suisse First Boston Private Equity
  (2001-2002).
-----------------
 * The address of each officer listed above is c/o Royce & Associates, LLC, 1414 Avenue of the Americas, New York, New York 10019.
** Elected by and serves at the pleasure of the Board of Directors.

INTERESTED PERSONS
     Messrs. Royce and Fetting are "interested persons" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act due to the positions they hold with R&A and its affiliate Legg Mason, respectively, and their stock ownership in Legg Mason. There are no family relationships between any of the Fund's Directors and officers.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934
     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the officers and Directors of the Fund and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Officers, Directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Fund's review of the copies of such forms and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that, except as set forth below, all of its officers, Directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act due to the requirements of Section 30(h) of the Investment Company Act (i.e., any investment adviser or affiliated person of the Fund's investment adviser), have complied with all filing requirements applicable to them with respect to transactions in the Fund's shares during the Fund's most recent fiscal year. Each of Messrs. Fetting, Koke and O'Brien inadvertently made a late Form 3 filing following his election as a Director of the Fund, and each of Messrs. Raymond A. Mason, Chairman, President and Chief Executive Officer of Legg Mason and a director of R&A, and Timothy C. Scheve, Senior Executive Vice President of Legg Mason and a director of R&A, inadvertently made a late Form 3 filing following his election as a director of R&A.

STOCK OWNERSHIP
     Information relating to each Director nominee's ownership as of August 26, 2002 in the Fund and in all registered Royce Funds overseen or to be overseen by each Director nominee is set forth below:

   ---------------------------- ------------------- ----------------------------
                                                     AGGREGATE DOLLAR RANGE OF
                                                      SECURITIES IN ALL ROYCE
                                  AGGREGATE DOLLAR    FUNDS OVERSEEN BY EACH
                                   RANGE OF EQUITY    DIRECTOR NOMINEE IN THE
    NAME                             IN THE FUND       ROYCE FAMILY OF FUNDS
   ---------------------------- ------------------- ----------------------------
   Interested Director:
   ---------------------------- ------------------- ----------------------------
     Charles M. Royce              over $100,000            over $100,000
   ---------------------------- ------------------- ----------------------------
     Mark R. Fetting                   None                 over $100,000
   ---------------------------- ------------------- ----------------------------
   Non-Interested Directors:
   ---------------------------- ------------------- ----------------------------
     Donald R. Dwight               $1--$10,000             over $100,000
   ---------------------------- ------------------- ----------------------------
     Richard M. Galkin              $1--$10,000             over $100,000
   ---------------------------- ------------------- ----------------------------
     Stephen L. Isaacs           $10,000--$50,000        $50,000--$100,000
   ---------------------------- ------------------- ----------------------------
     William L. Koke             $50,000--$100,000          over $100,000
   ---------------------------- ------------------- ----------------------------
     David L. Meister                  None                 over $100,000
   ---------------------------- ------------------- ----------------------------
     G. Peter O'Brien            $10,000--$50,000           over $100,000
   ---------------------------- ------------------- ----------------------------

     As of August 26, 2002, no Independent Director or any of their immediate family members directly or indirectly own any securities issued by Legg Mason or any of its affiliates (other than registered investment companies).

     Mr. Royce has sole voting power and sole investment power as to the shares beneficially owned by him. As of the record date, all Directors and officers of the Fund as a group (13 persons) beneficially owned 217,522 shares of the Fund's Common Stock, constituting .5% of the outstanding shares, and 6,000 shares of its Preferred Stock.

SALE OF SECURITIES OF THE INVESTMENT ADVISER
     On July 18, 2001, Royce & Associates, Inc. ("Royce"), the predecessor of Royce & Associates, LLC, the Fund's investment adviser (collectively, "R&A"), and Legg Mason announced that they, Royce's shareholders and Royce Management Company had entered into a Stock Purchase Agreement (the "Stock Purchase Agreement"), pursuant to which Royce would be acquired by, and become a wholly-owned subsidiary of, Legg Mason (the "Transaction"). To effect the Transaction, Legg Mason purchased all of Royce's outstanding capital stock for a total purchase price of up to $215 million, of which $115 million was paid to Royce's shareholders in cash upon completion of the Transaction and up to $100 million may be paid to them in the future based upon the level of the gross revenues of Royce and its subsidiaries during the six years following the Transaction. Up to 50% of such future consideration may be paid to Royce's shareholders in shares of Legg Mason's common stock. Prior to the Transaction, Royce's shareholders were Charles M. Royce and trusts primarily for the benefit of his children. The Transaction was completed on October 1, 2001, prior to which Messrs. Fetting and O'Brien were nominated and elected as Directors at the Fund's September 14, 2001 annual stockholders meeting. In connection with the Transaction, Legg Mason, Royce, Charles M. Royce and certain other Royce employees entered into a Revenue Sharing Agreement, pursuant to which Legg Mason has designated three members of R&A's Board and Mr. Royce has designated the other two.

VOTE REQUIRED
     A quorum consists of stockholders representing a majority of the outstanding shares of the Fund's Common Stock and/or Preferred Stock, as the case may be, entitled to vote, who are present in person or by proxy, and a plurality of all of the votes cast at a meeting at which a quorum is present is sufficient to elect a Director.

     THE BOARD OF DIRECTORS RECOMMENDS THAT ALL STOCKHOLDERS VOTE FOR ALL DIRECTOR NOMINEES.

                             ADDITIONAL INFORMATION

ADJOURNMENT OF MEETING; OTHER MATTERS
     In the event that sufficient votes in favor of Proposal 1 in the Notice of Annual Meeting of Stockholders are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for such Proposal. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the

Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal.

     While the Meeting has been called to transact any business that may properly come before it, the Directors know of no business other than the matter stated in the Notice of Annual Meeting of Stockholders. However, if any additional matter properly comes before the Meeting and on all matters incidental to the conduct of the Meeting, it is the intention of the persons named in the enclosed Proxy to vote the Proxy in accordance with their judgment on such matters.

     The Fund expects that broker-dealer firms holding shares of the Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Proposal before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealers may, without instructions from such customers and clients, grant authority to the proxies designated by the Fund to vote on the election of Directors if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Certain broker-dealer firms may exercise discretion over shares held in their name for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions.

     The shares as to which the Proxies so designated are granted authority by broker-dealer firms to vote on the matters to be considered at the Meeting, the shares as to which broker-dealer firms have declined to vote ("broker non-votes") and the shares as to which Proxies are returned by record stockholders but which are marked "abstain" on any matter will be included in the Fund's tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. However, abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the election of Directors.

INDEPENDENT AUDITORS' FEES
     The Fund paid aggregate fees of $29,000 to TW&B for the year ended December 31, 2001, for professional services rendered involving the audit of the Fund's annual financial statements, the review of financial statements included in the Fund's annual and semi-annual reports to stockholders and the preparation of the Fund's tax returns. The Fund paid aggregate fees of $6,000 to TW&B for such year for professional services rendered involving the preparation of reports to the rating agency that provides ratings for the Preferred Stock. The Audit Committee has determined that the preparation of such rating agency reports is compatible with maintaining TW&B's independence. TW&B did not provide any other professional services to the Fund, R&A or any entities affiliated with R&A for the year ended

December 31, 2001. No representatives of TW&B will be present at the Meeting.

ADDRESS OF INVESTMENT ADVISER
     R&A's principal office is located at 1414 Avenue of the Americas, New York, New York 10019.

ANNUAL REPORT DELIVERY
     THE FUND'S ANNUAL REPORT TO STOCKHOLDERS FOR THE YEAR ENDED DECEMBER 31, 2001 AND SEMI-ANNUAL REPORT TO STOCKHOLDERS FOR THE SIX MONTHS ENDED JUNE 30, 2002 WERE PREVIOUSLY MAILED TO ITS STOCKHOLDERS, AND COPIES ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE FUND AT 1414 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10019 OR CALLING TOLL FREE AT 1-800-221-4268.

STOCKHOLDER PROPOSALS
     Proposals of stockholders intended to be presented at the Fund's 2003 Annual Meeting of Stockholders must be received by the Fund by June 5, 2003 for inclusion in the Fund's Proxy Statement and form of Proxy for that meeting. The Fund's By-laws generally require advance notice be given to the Fund in the event a stockholder desires to nominate a person for election to the Board of Directors or to transact any other business from the floor at an annual meeting of stockholders. Notice of any such nomination or other business must be in writing and received at the Fund's principal executive office not less than 15 calendar days before the annual meeting. Written proposals should be sent to the Secretary of the Fund, 1414 Avenue of the Americas, New York, New York 10019.

     PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

                                          By order of the Board of Directors,

                                          John E. Denneen
                                          Secretary



Dated: August 30, 2002

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












RYVCM-PS-02



RYVPF-PS-02



RYV73-PS-02

                             ROYCE VALUE TRUST, INC.
PROXY                                                                      PROXY


                                  Common Stock
                           1414 Avenue of the Americas
                               New York, NY 10019

          This Proxy is solicited on behalf of the Board of Directors.

The undersigned hereby appoints Charles M. Royce and John E. Denneen, or either of them acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of Common Stock of the Fund held of record by the undersigned on August 26, 2002 at the Annual Meeting of Stockholders of Royce Value Trust, Inc. to be held on September 30, 2002, and at any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR Proposal 1.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on other side. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?                      DO YOU HAVE ANY COMMENTS?

--------------------------------               --------------------------------
--------------------------------               --------------------------------
--------------------------------               --------------------------------


NYI 5238966v8

X PLEASE MARK VOTES
AS IN THIS EXAMPLE

---------------------------------------------
ROYCE VALUE TRUST, INC.

---------------------------------------------

                                                          With-        For All
                                          For             hold         Except
                                          /  /            /  /         /  /

1. ELECTION OF DIRECTORS
                                          Charles M. Royce, Donald R. Dwight,
                                          Mark R. Fetting, Richard M. Galkin,
                                          Stephen L. Isaacs and G. Peter O'Brien

                                          Instruction: If you do not wish your
                                          shares voted "FOR" a particular
                                          nominee, mark the "For All Except" box
                                          and strike a line through the
                                          nominee's name.  Your shares will be
                                          voted for the remaining nominees.

2. THE PROXIES ARE AUTHORIZED TO VOTE
UPON SUCH OTHER BUSINESS AS MAY PROPERLY
COME BEFORE THE MEETING.

Please be sure to sign and date this Proxy.  Date:         Mark box at the right       [  ]
                                                           if an address change
                                                           or comment has been
                                                           noted on the reverse
                                                           side of this card.

Stockholder sign here         Co-owner sign here           RECORD DATE SHARES:

-----------------             -----------------            -----------------
                                                           CONTROL NUMBER:

                                                           -----------------


NYI 5238966v8

                             ROYCE VALUE TRUST, INC.
PROXY                                                                      PROXY

                        7.80% Cumulative Preferred Stock
                           1414 Avenue of the Americas
                               New York, NY 10019

          This Proxy is solicited on behalf of the Board of Directors.

The undersigned hereby appoints Charles M. Royce and John E. Denneen, or either of them acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of the 7.80% Cumulative Preferred Stock of the Fund held of record by the undersigned on August 26, 2002 at the Annual Meeting of Stockholders of Royce Value Trust, Inc. to be held on September 30, 2002, and at any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR Proposal 1.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on other side. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?                      DO YOU HAVE ANY COMMENTS?

--------------------------------               --------------------------------
--------------------------------               --------------------------------
--------------------------------               --------------------------------


NYI 5238966v8

X PLEASE MARK VOTES
AS IN THIS EXAMPLE

---------------------------------------------
ROYCE VALUE TRUST, INC.

---------------------------------------------

                                                          With-        For All
                                          For             hold         Except
                                          /  /            /  /         /  /

1. ELECTION OF DIRECTORS
                                          Charles M. Royce, Donald R. Dwight,
                                          Mark R. Fetting, Richard M. Galkin,
                                          Stephen L. Isaacs, William L. Koke,
                                          David L. Meister and G. Peter O'Brien

                                          Instruction: If you do not wish your
                                          shares voted "FOR" a particular
                                          nominee, mark the "For All Except" box
                                          and strike a line through the
                                          nominee's name.  Your shares will be
                                          voted for the remaining nominees.

2. THE PROXIES ARE AUTHORIZED TO VOTE
UPON SUCH OTHER BUSINESS AS MAY PROPERLY
COME BEFORE THE MEETING.

Please be sure to sign and date this Proxy.  Date:         Mark box at the right       [  ]
                                                           if an address change
                                                           or comment has been
                                                           noted on the reverse
                                                           side of this card.

Stockholder sign here         Co-owner sign here           RECORD DATE SHARES:

-----------------             -----------------            -----------------
                                                           CONTROL NUMBER:

                                                           -----------------

NYI 5238966v8

                             ROYCE VALUE TRUST, INC.
PROXY                                                                      PROXY

                 7.30% Tax-Advantaged Cumulative Preferred Stock
                           1414 Avenue of the Americas
                               New York, NY 10019

          This Proxy is solicited on behalf of the Board of Directors.

The undersigned hereby appoints Charles M. Royce and John E. Denneen, or either of them acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of the 7.30% Tax-Advantaged Cumulative Preferred Stock of the Fund held of record by the undersigned on August 26, 2002 at the Annual Meeting of Stockholders of Royce Value Trust, Inc. to be held on September 30, 2002, and at any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR Proposal 1.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on other side. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?                      DO YOU HAVE ANY COMMENTS?

--------------------------------               --------------------------------
--------------------------------               --------------------------------
--------------------------------               --------------------------------


NYI 5238966v8

X PLEASE MARK VOTES
AS IN THIS EXAMPLE

---------------------------------------------
ROYCE VALUE TRUST, INC.

---------------------------------------------

                                                          With-        For All
                                          For             hold         Except
                                          /  /            /  /         /  /

1. ELECTION OF DIRECTORS
                                          Charles M. Royce, Donald R. Dwight,
                                          Mark R. Fetting, Richard M. Galkin,
                                          Stephen L. Isaacs, William L. Koke,
                                          David L. Meister and G. Peter O'Brien

                                          Instruction: If you do not wish your
                                          shares voted "FOR" a particular
                                          nominee, mark the "For All Except" box
                                          and strike a line through the
                                          nominee's name.  Your shares will be
                                          voted for the remaining nominees.

2. THE PROXIES ARE AUTHORIZED TO VOTE
UPON SUCH OTHER BUSINESS AS MAY PROPERLY
COME BEFORE THE MEETING.

Please be sure to sign and date this Proxy.  Date:         Mark box at the right       [  ]
                                                           if an address change
                                                           or comment has been
                                                           noted on the reverse
                                                           side of this card.

Stockholder sign here         Co-owner sign here           RECORD DATE SHARES:

-----------------             -----------------            -----------------
                                                           CONTROL NUMBER:

                                                           -----------------



NYI 5238966v8